UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

      FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
          MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02277_

 Value Line Income and Growth Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/11 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 7 Times Square 21st Floor New York, NY 10036-6524	A N N U A L R E P O R T
D e c e m b e r 3 1 , 2 0 1 1

DISTRIBUTOR	EULAV Securities LLC
7 Times Square 21st Floor
New York, NY 10036-6524
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP	Value Line Income and Growth Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00084255

Value Line Income and Growth Fund, Inc.

To Our Value Line Income

To Our Shareholders (unaudited):

Enclosed is your annual report for the twelve month period ending December 31, 2011. We encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Income and Growth Fund, Inc. (the “Fund”) had a total return of (0.90)% for 2011. This compares to a total return of 2.11% for the Standard & Poor’s 500 Stock Index(1) and a total return of 8.74% for the Barclay’s Capital U.S. Government/Credit Bond Index(2) for the same period.

The Fund’s asset allocation at the end of December 2011 had a weighting of 68% in stocks and bonds convertible into common stock and 29% in fixed income. Both weightings were higher than at the beginning of the period, while cash equivalents ended lower at 3% of the Fund. With cash yields at or near zero, we allocated some of the Fund’s cash balance to other asset categories during the year that we believed had more attractive returns with little incremental risk.

Prospects of a slow yet continuing economic recovery coupled with better than expected corporate profit reports boosted stock prices for the first six months of the year. Many companies reported record profits and cash flows driven by improved demand and in some cases, higher commodity prices. At mid-year, the market came under heavy pressure from worries about a European debt crisis and fears that a double dip recession was taking shape. Global financial system fears, anemic U.S. economic and employment growth, and the perception that there is no credible plan to correct these measures due to a myriad of fiscal and political reasons carried stock prices lower. The market posted a strong rally in October through early November from oversold levels as fears were somewhat tempered as news regarding progress in the European debt crisis began to emerge and U.S. economic data came in slightly better than expected. The S&P 500 Index closed out the year with a gain of 2.11%.

The largest detractor from the Fund’s return for the year was an underweighted position in Fixed Income which posted better returns than both stocks and cash for the year. Other detractors included stock selection in the energy and technology sectors. The Fund benefitted from an underweighted position in financials and good stock selection in that sector, as well as an over weighted position in utilities, and good stock selection in the consumer staples sector. At the end of December, the Fund was over weighted in utilities, where many stocks with higher dividend yields reside, healthcare and materials. The Fund was underweighted in consumer discretionary, financials, and technology.

Value Line Income and Growth Fund, Inc.

and Growth Fund Shareholders

In our stock investments, we continue to emphasize those with healthy and growing dividend yields selling at reasonable valuation levels in our investment process. In our fixed income investments, we continue to favor high quality corporate bonds and Treasuries. Going forward, we will be mindful of global macro events and the possibility of another economic slowdown and its potential effects on both stocks and bonds. We continue to emphasize investment opportunities that afford reasonable valuation levels, healthy balance sheets, income generation, and positive cash flows.

We believe the current environment is especially conducive to a well-diversified balanced approach to investing. Our goal is to preserve capital in the short term while generating solid total returns (income plus capital appreciation) in the longer term across economic cycles.

Thank you for investing with the Value Line Funds.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Mark Spellman
Mark Spellman, Portfolio Manager

(1)
The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

(2)
The Barclays Capital U.S. Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

Value Line Income and Growth Fund, Inc.

To Our Value Line Income and Growth Fund Shareholders

Economic Highlights (unaudited)

The first half of 2011 saw the broad U.S. stock market rising on the heels of strengthening corporate profits. The S&P 500 returned 6% for the first six months of the year despite significant global economic concerns. Several members of the European Union continued to face a serious debt crisis including Greece, Portugal, Ireland, and Spain. Further, the nuclear disaster in Japan and the geopolitical upheaval in commodity markets added to investor concerns. At home, disappointing job growth in the United States kept the national unemployment rate firmly above 9% for the second quarter.

By mid-year there was mounting evidence that the U.S. recovery had slowed to a crawl. Consumer spending, which accounts for roughly 70% of economic activity, declined in June for the first time in 2 years. First quarter GDP was up by only 0.4%, and second quarter GDP growth, while stronger, was still disappointing at 1.3%. Employment growth in July lagged June numbers, and it was reported that the level of new factory orders decreased. By August, only 58% of the population was working, the lowest level in nearly 3 decades. Housing prices remained almost uniformly weak. There were additional pressures on the market coming from Europe stemming from the sovereign debt crisis and increasing fears of a double dip recession.

Much of the summer was consumed by the drama of the U.S. debt ceiling negotiations, resulting in an 11th hour deal that appeared to satisfy few constituents. It surely did not satisfy Standard &Poors who felt that the $2.1 trillion deficit reduction over 10 years was insufficient to solve the country’s debt problem. The rating agency proceeded to downgrade U.S. Treasury debt from AAA to AA+. Within a few days the rating agency imposed the same rating cut on the long-term debt of several U.S. Agencies including Fannie Mae and Freddie Mac. The other major rating agencies, Moody’s and Fitch, maintained AAA ratings for U.S. Treasury debt as well as for the U.S. Agencies. Investor confidence plunged on the heels of the debt ceiling debacle and the U.S. Treasury debt downgrade. Returns for the S&P 500 turned negative in August giving up its returns for the year.

The bond market rallied as stocks took a dive. Yields fell and prices rose across fixed income markets as investors looked for safer havens. Despite the rating downgrade, investor demand for Treasuries soared, and by early September, 10-year Treasury note yields had fallen to an all-time low of 1.90%. This downward pressure on Treasury yields came largely from an employment report showing no new jobs being added in August. While modestly better job creation was reported in September, it was not enough to move the unemployment level below 9.1%.

The market posted a strong rally in final quarter of 2011. Investors increased their purchase of risk assets as news regarding progress in the European debt crisis began to emerge and U.S. economic data came in slightly better than expected. The S&P 500 Index closed out the year with a gain of 2.1%.

Value Line Income and Growth Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the S&P 500 Index and the Barclays Capital U.S. Government/Credit Bond Index (the “Indices”). The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Income and Growth Fund, Inc. and the S&P 500 Index* and the Barclays Capital U.S. Government/Credit Bond Index**

Performance Data: ***

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/11	(0.90)%	$9,910
5 years ended 12/31/11	2.67%	$11,410
10 years ended 12/31/11	5.73%	$17,452

*	The Standard and Poor’s 500 Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**	The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that is generally considered to be representative of U.S. Government and corporate bond activity.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Income and Growth Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/11	Ending account value 12/31/11	Expenses paid during period 7/1/11 thru 12/31/11*

Actual	$1,000.00	$950.70	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Income and Growth Fund, Inc.

Portfolio Highlights at December 31, 2011 (unaudited)

Ten Largest Holdings

Issue	Shares/Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Notes, 2.00%, 4/15/12	$6,695,280	$6,724,572	2.2%
U.S. Treasury Notes, 1.38%, 11/30/18	$6,000,000	$6,020,628	2.0%
U.S. Treasury Bond, 3.75%, 8/15/41	$5,000,000	$5,880,470	1.9%
U.S. Treasury Notes, 0.50%, 10/15/14	$5,000,000	$5,020,705	1.6%
U.S. Treasury Notes, 3.63%, 2/15/20	$4,000,000	$4,639,064	1.5%
U.S. Treasury Notes, 1.00%, 9/30/16	$4,000,000	$4,041,248	1.3%
U.S. Treasury Notes, 1.88%, 7/15/15	$3,492,420	$3,851,483	1.3%
Procter & Gamble Co. (The)	47,000	$3,135,370	1.0%
U.S. Treasury Notes, 2.13%, 8/15/21	$3,000,000	$3,076,875	1.0%
U.S. Treasury Notes, 1.00%, 10/31/16	$3,000,000	$3,029,064	1.0%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Income and Growth Fund, Inc.

Schedule of Investments	December 31, 2011

Shares		Value
COMMON STOCKS (57.6%)

	CONSUMER DISCRETIONARY (5.5%)
15,000	Brinker International, Inc.	$401,400
58,000	Comcast Corp. Class A	1,366,480
12,000	DIRECTV Class A *	513,120
26,500	Genuine Parts Co.	1,621,800
36,000	Home Depot, Inc.	1,513,440
15,000	Johnson Controls, Inc.	468,900
65,000	Lowe’s Cos, Inc.	1,649,700
28,000	McDonald’s Corp.	2,809,240
99,000	Staples, Inc.	1,375,110
27,000	Target Corp.	1,382,940
6,000	Time Warner Cable, Inc.	381,420
10,667	Time Warner, Inc.	385,505
22,000	TJX Companies, Inc. (The)	1,420,100
38,000	Walt Disney Co. (The)	1,425,000
		16,714,155

	CONSUMER STAPLES (7.2%)
16,000	Coca-Cola Co. (The)	1,119,520
8,000	Coca-Cola Femsa, S.A.B. de C.V. ADR	761,680
38,000	ConAgra Foods, Inc.	1,003,200
12,000	Corn Products International, Inc.	631,080
17,300	CVS Caremark Corp.	705,494
6,000	Diageo PLC ADR	524,520
23,000	Dr. Pepper Snapple Group, Inc.	908,040
21,000	General Mills, Inc.	848,610
10,000	H.J. Heinz Co.	540,400
16,000	Hormel Foods Corp.	468,640
20,000	Kraft Foods, Inc. Class A	747,200
79,000	Kroger Co. (The)	1,913,380
30,000	Molson Coors Brewing Co. Class B	1,306,200
27,000	PepsiCo, Inc.	1,791,450
47,000	Procter & Gamble Co. (The)	3,135,370
61,000	Sysco Corp.	1,789,130
20,000	Unilever PLC ADR	670,400
30,000	Wal-Mart Stores, Inc.	1,792,800
42,000	Walgreen Co.	1,388,520
		22,045,634

Shares		Value
	ENERGY (7.0%)
2,000	Alliance Resource Partners, L.P.	$151,160
10,000	Boardwalk Pipeline Partners L.P.	276,700
16,000	Canadian Natural Resources Ltd.	597,920
20,000	Chevron Corp.	2,128,000
15,000	ConocoPhillips	1,093,050
12,500	Devon Energy Corp.	775,000
31,000	Diamond Offshore Drilling, Inc.	1,713,060
18,955	Ensco International PLC ADR	889,369
15,000	Enterprise Products Partners L.P.	695,700
34,000	Exxon Mobil Corp.	2,881,840
27,500	Hess Corp.	1,562,000
20,000	Marathon Petroleum Corp.	665,800
2,000	Plains All American Pipeline, L.P.	146,900
12,000	Royal Dutch Shell PLC ADR	912,120
30,000	Schlumberger Ltd.	2,049,300
22,000	StatoilHydro ASA ADR	563,420
25,000	Suncor Energy, Inc.	720,750
22,000	Tidewater, Inc.	1,084,600
18,000	Total S.A. ADR	919,980
22,000	TransCanada Corp.	960,740
10,000	Transocean Ltd.	383,900
20,000	Valero Energy Corp.	421,000
		21,592,309

	FINANCIALS (6.4%)
15,000	Ameriprise Financial, Inc.	744,600
24,000	Bank of Montreal	1,315,440
6,000	BlackRock, Inc.	1,069,440
120,000	Charles Schwab Corp. (The)	1,351,200
83,000	Discover Financial Services	1,992,000
10,000	Health Care REIT, Inc.	545,300
64,000	JPMorgan Chase & Co.	2,128,000
12,000	M&T Bank Corp.	916,080
27,000	Northern Trust Corp.	1,070,820
21,000	PartnerRe Ltd.	1,348,410
105,000	People’s United Financial, Inc.	1,349,250
34,000	Prudential Financial, Inc.	1,704,080
27,000	State Street Corp.	1,088,370
77,000	U.S. Bancorp	2,082,850
27,000	Wells Fargo & Co.	744,120
		19,449,960

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2011

Shares		Value
	HEALTH CARE (8.0%)
15,000	Aetna, Inc.	$632,850
10,000	Amgen, Inc.	642,100
13,000	Becton, Dickinson & Co.	971,360
4,000	Bio-Rad Laboratories, Inc. Class A *	384,160
8,000	Biogen Idec, Inc. *	880,400
28,000	Bristol-Myers Squibb Co.	986,720
23,000	Coventry Health Care, Inc. *	698,510
15,000	Covidien PLC	675,150
23,000	Eli Lilly & Co.	955,880
52,000	Gilead Sciences, Inc. *	2,128,360
30,000	Johnson & Johnson	1,967,400
10,000	Laboratory Corporation of America Holdings *	859,700
13,000	Medtronic, Inc.	497,250
53,000	Merck & Co., Inc.	1,998,100
16,000	Novartis AG ADR	914,720
20,000	PerkinElmer, Inc.	400,000
104,000	Pfizer, Inc.	2,250,560
31,000	Sanofi-Aventis ADR	1,132,740
44,237	Teva Pharmaceutical Industries Ltd. ADR	1,785,405
12,500	Thermo Fisher Scientific, Inc. *	562,125
9,500	UnitedHealth Group, Inc.	481,460
15,000	Watson Pharmaceuticals, Inc. *	905,100
15,000	WellCare Health Plans, Inc. *	787,500
6,500	WellPoint, Inc.	430,625
13,000	Zimmer Holdings, Inc. *	694,460
		24,622,635

	INDUSTRIALS (6.5%)
8,000	Canadian National Railway Co.	628,480
12,500	Chicago Bridge & Iron Co. N.V.	472,500
30,000	Cintas Corp.	1,044,300
24,000	CSX Corp.	505,440
9,000	Emerson Electric Co.	419,310
14,600	FedEx Corp.	1,219,246
28,000	Foster Wheeler AG *	535,920
10,000	General Dynamics Corp.	664,100
10,000	Honeywell International, Inc.	543,500
19,000	Illinois Tool Works, Inc.	887,490
11,000	Lockheed Martin Corp.	889,900
7,000	Norfolk Southern Corp.	510,020

Shares		Value
16,000	Northrop Grumman Corp.	$935,680
12,000	Pall Corp.	685,800
13,400	Pentair, Inc.	446,086
45,000	Raytheon Co.	2,177,100
49,000	Republic Services, Inc.	1,349,950
10,000	Rockwell Collins, Inc.	553,700
30,000	Tyco International Ltd.	1,401,300
8,500	Union Pacific Corp.	900,490
25,000	United Technologies Corp.	1,827,250
41,000	Waste Management, Inc.	1,341,110
		19,938,672

	INFORMATION TECHNOLOGY (8.6%)
32,000	Accenture PLC Class A	1,703,360
34,000	Adobe Systems, Inc. *	961,180
20,000	Amdocs Ltd. *	570,600
27,000	Automatic Data Processing, Inc.	1,458,270
48,000	Avago Technologies Ltd.	1,385,280
26,000	BMC Software, Inc. *	852,280
18,000	Check Point Software Technologies Ltd. *	945,720
15,500	Cognizant Technology Solutions Corp. Class A *	996,805
66,000	Corning, Inc.	856,680
40,000	EMC Corp. *	861,600
4,000	Google, Inc. Class A *	2,583,600
37,000	Harris Corp.	1,333,480
78,000	Intel Corp.	1,891,500
11,000	International Business Machines Corp.	2,022,680
20,000	Juniper Networks, Inc. *	408,200
12,000	Microchip Technology, Inc.	439,560
150,000	Micron Technology, Inc. *	943,500
87,000	Microsoft Corp.	2,258,520
1,250	Motorola Mobility Holdings, Inc. *	48,500
22,000	NVIDIA Corp. *	304,920
71,000	Oracle Corp.	1,821,150
43,000	TE Connectivity Ltd.	1,324,830
15,000	Western Digital Corp. *	464,250
		26,436,465

	MATERIALS (2.7%)
12,000	AngloGold Ashanti Ltd. ADR	509,400
20,000	Barrick Gold Corp.	905,000
5,000	BHP Billiton Ltd. ADR	353,150
20,000	E.I. du Pont de Nemours & Co.	915,600

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
8,000	Freeport-McMoRan Copper & Gold, Inc.	$294,320
35,000	Mosaic Co. (The)	1,765,050
20,000	Newmont Mining Corp.	1,200,200
12,000	Packaging Corp. of America	302,880
21,000	Rockwood Holdings, Inc. *	826,770
4,000	Walter Energy, Inc.	242,240
65,000	Yamana Gold, Inc.	954,850
		8,269,460

	TELECOMMUNICATION SERVICES (1.4%)
80,000	AT&T, Inc.	2,419,200
13,000	BCE, Inc.	541,710
10,000	CenturyLink, Inc.	372,000
25,000	Verizon Communications, Inc.	1,003,000
		4,335,910

	UTILITIES (4.3%)
20,000	AGL Resources, Inc.	845,200
26,000	American Electric Power Company, Inc.	1,074,060
25,000	American States Water Co.	872,500
28,000	California Water Service Group	511,280
20,000	CenterPoint Energy, Inc.	401,800
40,000	CMS Energy Corp.	883,200
17,000	Dominion Resources, Inc.	902,360
20,000	IDACORP, Inc.	848,200
15,000	OGE Energy Corp.	850,650
21,000	PPL Corp.	617,820
15,000	Progress Energy, Inc.	840,300
8,000	Sempra Energy	440,000
20,000	Southern Co.	925,800
42,000	TECO Energy, Inc.	803,880
20,000	Westar Energy, Inc.	575,600
16,000	Wisconsin Energy Corp.	559,360
40,000	Xcel Energy, Inc.	1,105,600
		13,057,610
	TOTAL COMMON STOCKS
	(Cost $151,414,387) (57.6%)	176,462,810

Shares		Value
PREFERRED STOCKS (0.7%)

	FINANCIALS (0.7%)
18,000	Citigroup, Inc. 7.50%	$1,462,500
20,000	Health Care REIT, Inc., Series F, 7.63%	515,000
5,000	MetLife, Inc. Series B, 6.50%	127,400
		2,104,900
	TOTAL PREFERRED STOCKS
	(Cost $2,711,501) (0.7%)	2,104,900
CONVERTIBLE PREFERRED STOCKS (1.7%)
	CONSUMER DISCRETIONARY (0.1%)
4,000	General Motors Co., Convertible Fixed, Series B, 4.75%	137,000
7,000	Goodyear Tire & Rubber Co. (The), 5.88%	340,550
		477,550

	CONSUMER STAPLES (0.1%)
4,000	Bunge Ltd., 4.88%	376,000

	ENERGY (0.7%)
39,000	Apache Corp., 6.00%	2,116,920

	FINANCIALS (0.7%)
6,000	AMG Capital Trust II, Convertible Fixed, 5.15%	237,000
6,000	Hartford Financial Services Group, Inc., 7.25%	112,680
250	Huntington Bancshares, Inc., Series A, 8.50%	271,247
1,000	KeyCorp, Series A, 7.75%	105,640
10,000	MetLife, Inc., 5.00%	616,200
7,000	UBS AG, Convertible Fixed, 6.75%	161,875
250	Wells Fargo & Co. Series L, 7.50%	266,125
6,000	Wintrust Financial Corp., 7.50%	270,600
		2,041,367

	HEALTH CARE (0.0%)
1,800	National Healthcare Corp. Series A, 0.80%	24,750

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2011

Shares		Value
	INFORMATION TECHNOLOGY (0.1%)
5,000	Unisys Corp. Series A, 6.25%	$303,000
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $5,940,808) (1.7%)	5,339,587
Principal
Amount		Value
U.S. TREASURY OBLIGATIONS (16.8%)
$5,000,000	U.S. Treasury Bond, 3.75%, 8/15/41	5,880,470
6,695,280	U.S. Treasury Notes, 2.00%, 4/15/12 (1)	6,724,572
5,000,000	U.S. Treasury Notes, 0.50%, 10/15/14	5,020,705
2,000,000	U.S. Treasury Notes, 0.38%, 11/15/14	2,001,250
1,000,000	U.S. Treasury Notes, 0.25%, 12/15/14	996,719
3,492,420	U.S. Treasury Notes, 1.88%, 7/15/15 (1)	3,851,483
4,000,000	U.S. Treasury Notes, 1.00%, 9/30/16	4,041,248
3,000,000	U.S. Treasury Notes, 1.00%, 10/31/16	3,029,064
1,000,000	U.S. Treasury Notes, 0.88%, 11/30/16	1,003,047
2,000,000	U.S. Treasury Notes, 1.38%, 9/30/18	2,010,782
1,000,000	U.S. Treasury Notes, 1.75%, 10/31/18	1,029,219
6,000,000	U.S. Treasury Notes, 1.38%, 11/30/18	6,020,628
1,000,000	U.S. Treasury Notes, 1.38%, 12/31/18	1,001,875
4,000,000	U.S. Treasury Notes, 3.63%, 2/15/20	4,639,064
3,000,000	U.S. Treasury Notes, 2.13%, 8/15/21	3,076,875
1,000,000	U.S. Treasury Notes, 2.00%, 11/15/21	1,011,406
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $49,775,740) (16.8%)	51,338,407

Principal
Amount		Value
CORPORATE BONDS & NOTES (11.5%)
	BASIC MATERIALS (1.2%)
$1,000,000	Alcoa, Inc., Senior Notes, 6.00%, 7/15/13	$1,063,887
500,000	Potash Corp. of Saskatchewan,Inc., 3.25%, 12/1/17	523,049
875,000	PPG Industries, Inc., 3.60%, 11/15/20	914,671
1,060,000	Southern Copper Corp., 6.38%, 7/27/15	1,153,166
		3,654,773

	COMMUNICATIONS (1.1%)
1,000,000	Google, Inc., 2.13%, 5/19/16	1,039,826
1,000,000	Time Warner Cable, Inc., 5.85%, 5/1/17	1,138,828
1,083,000	Viacom, Inc., 4.38%, 9/15/14	1,160,163
		3,338,817

	CONSUMER, CYCLICAL (1.7%)
500,000	Lowe’s Cos, Inc., 2.13%, 4/15/16	503,817
1,000,000	Marriott International, 5.81%, 11/10/15	1,123,556
1,500,000	McDonald’s Corp. MTN, 3.63%, 5/20/21	1,643,811
700,000	Nordstrom, Inc., 4.75%, 5/1/20	775,857
1,000,000	Wal-Mart Stores, Inc., 2.80%, 4/15/16	1,068,803
		5,115,844

	CONSUMER, NON-CYCLICAL (3.0%)
616,000	Anheuser-Busch InBev Worldwide, Inc., 4.38%, 2/15/21	686,571
451,000	Baxter International, Inc., 4.25%, 3/15/20	498,483
500,000	Coca-Cola HBC Finance BV, 5.50%, 9/17/15	549,218
250,000	Colgate-Palmolive Co. MTN, 2.63%, 5/1/17	264,498
1,000,000	Diageo Capital PLC, 5.75%, 10/23/17	1,173,433
1,000,000	Humana, Inc., Senior Notes, 6.45%, 6/1/16	1,107,101

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Principal
Amount		Value
$1,000,000	Johnson & Johnson, 3.55%, 5/15/21	$1,114,288
250,000	Mead Johnson Nutrition Co., 4.90%, 11/1/19	275,149
1,100,000	Medtronic, Inc., Series B, 4.75%, 9/15/15	1,231,966
250,000	PepsiCo, Inc., 2.50%, 5/10/16	260,079
983,000	Sanofi, 2.63%, 3/29/16	1,025,001
1,050,000	Teva Pharmaceutical Finance Co. LLC, 5.55%, 2/1/16	1,186,889
		9,372,676

	ENERGY (0.2%)
500,000	Devon Energy Corp., 2.40%, 7/15/16	511,949

	FINANCIAL (0.9%)
500,000	BlackRock, Inc., 3.50%, 12/10/14	533,913
1,000,000	Caterpillar Financial Services Corp. MTN, 2.65%, 4/1/16	1,041,292
1,250,000	ProLogis, 6.25%, 3/15/17	1,363,080
		2,938,285

	INDUSTRIAL (2.2%)
869,000	Boeing Co. (The), 3.75%, 11/20/16	952,552
1,000,000	Burlington Northern Santa Fe, LLC, 4.10%, 6/1/21	1,079,093
500,000	Caterpillar, Inc., 3.90%, 5/27/21	548,929
500,000	Danaher Corp., 3.90%, 6/23/21	551,997
734,000	Lockheed Martin Corp., 4.25%, 11/15/19	780,723
575,000	Ryder System, Inc. MTN, 3.50%, 6/1/17	581,837
1,114,000	Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	1,176,749
1,000,000	Union Pacific Corp., 4.00%, 2/1/21	1,072,909
		6,744,789

Principal
Amount		Value
	TECHNOLOGY (0.7%)
$500,000	Intel Corp., 3.30%, 10/1/21	$526,714
1,500,000	National Semiconductor Corp., Senior Notes, 6.15%, 6/15/12	1,536,768
		2,063,482
	UTILITIES (0.5%)
1,000,000	Dominion Resources, Inc., 2.25%, 9/1/15	1,023,428
500,000	Sempra Energy, 2.00%, 3/15/14	506,335
		1,529,763
	TOTAL CORPORATE BONDS & NOTES
	(Cost $33,686,427) (11.5%)	35,270,378

CONVERTIBLE CORPORATE BONDS & NOTES (7.7%)
	BASIC MATERIALS (0.3%)
100,000	Allegheny Technologies, Inc., Convertible Fixed, 4.25%, 6/1/14	139,875
100,000	ArcelorMittal, Senior Notes, 5.00%, 5/15/14	105,125
100,000	Newmont Mining Corp., Senior Notes, 3.00%, 2/15/12	131,375
350,000	Steel Dynamics, Inc., 5.13%, 6/15/14	381,063
		757,438
	COMMUNICATIONS (0.6%)
850,000	Anixter International, Inc., Senior Notes, 1.00%, 2/15/13	967,937
300,000	Equinix, Inc., Convertible Fixed, 4.75%, 6/15/16	422,250
100,000	Symantec Corp., Senior Notes Convertible, 1.00%, 6/15/13	111,375
250,000	Time Warner Telecom, Inc., Senior Debentures, 2.38%, 4/1/26	294,375
100,000	VeriSign, Inc., Jr. Subordinated Debentures, 3.25%, 8/15/37	119,500
		1,915,437

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2011

Principal
Amount		Value
	CONSUMER, CYCLICAL (0.4%)
$1,250,000	AMR Corp., 6.25%, 10/15/14 (3)	$265,625
150,000	Home Inns & Hotels Management, Inc., Senior Notes, 2.00%, 12/15/15 (2)	113,063
200,000	International Game Technology, 3.25%, 5/1/14 (2)	236,750
200,000	MGM Resorts International, Guaranteed Senior Notes, 4.25%, 4/15/15	189,750
200,000	Morgans Hotel Group Co., Convertible Fixed, 2.38%, 10/15/14	162,500
300,000	Navistar International Corp., 3.00%, 10/15/14	323,250
		1,290,938

	CONSUMER, NON-CYCLICAL (2.0%)
1,000,000	Alere, Inc., Convertible Fixed, 3.00%, 5/15/16	947,500
150,000	Alliance Data Systems Corp., Fixed, 1.75%, 8/1/13	205,688
350,000	Avis Budget Group, Inc., Convertible Fixed, 3.50%, 10/1/14	357,000
1,000,000	Charles River Laboratories International, Inc., Senior Notes, 2.25%, 6/15/13	968,750
100,000	Endo Pharmaceuticals Holdings, Inc., Convertible Fixed, 1.75%, 4/15/15	130,875
200,000	Gilead Sciences, Inc., Senior Notes, 0.63%, 5/1/13	231,250
100,000	Gilead Sciences, Inc., Convertible Fixed, Series D, 1.63%, 5/1/16	113,875
200,000	Greatbatch, Inc., Convertible Fixed, 2.25%, 6/15/13	196,250
200,000	Hologic, Inc., Senior Notes, 2.00%, 12/15/37 (4)	190,750
300,000	Insulet Corp., 3.75%, 6/15/16	303,750
200,000	Medicis Pharmaceutical Corp., Contingent Senior Notes Convertible, 2.50%, 6/4/32	242,000
250,000	Mylan, Inc., Senior Notes, 1.25%, 3/15/12	250,625

Principal
Amount		Value
$1,200,000	Omnicare, Inc., 3.25%, 12/15/35	$1,101,000
123,000	Salix Pharmaceuticals Ltd., 2.75%, 5/15/15	159,131
300,000	Smithfield Foods, Inc., Senior Notes, 4.00%, 6/30/13	367,875
200,000	Spartan Stores, Inc., Senior Notes, 3.38%, 5/15/27	184,500
		5,950,819

	ENERGY (0.9%)
150,000	Alpha Natural Resources, Inc., Senior Notes, 2.38%, 4/15/15	139,500
250,000	Bill Barrett Corp., Guaranteed Senior Notes, 5.00%, 3/15/28	250,312
250,000	Goodrich Petroleum Corp., 5.00%, 10/1/29	231,563
1,550,000	Helix Energy Solutions Group, Inc., 3.25%, 12/15/25	1,553,875
250,000	Hornbeck Offshore Services, Inc., 1.63%, 11/15/26 (4)	251,250
300,000	Peabody Energy Corp., 4.75%, 12/15/41	306,000
		2,732,500

	FINANCIAL (0.3%)
150,000	Digital Realty Trust LP 5.50%, 4/15/29 (2)	248,906
300,000	Fidelity National Financial, Inc., Senior Notes Convertible, 4.25%, 8/15/18 (2)	288,000
100,000	ProLogis, 3.25%, 3/15/15	103,125
200,000	SL Green Operating Partnership LP, Convertible Fixed, 3.00%, 10/15/17 (2)	206,250
200,000	Tower Group, Inc., Senior Notes Convertible, 5.00%, 9/15/14	200,750
		1,047,031

	INDUSTRIAL (0.9%)
100,000	AGCO Corp., Senior Subordinated Notes, 1.25%, 12/15/36	125,375
150,000	Alliant Techsystems, Inc., 3.00%, 8/15/24	154,500

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Principal
Amount		Value
$250,000	Bristow Group, Inc., 3.00%, 6/15/38	$255,312
200,000	EnerSys, Senior Notes, 3.38%, 6/1/38 (4)	202,000
100,000	FEI Co., Subordinated Notes Convertible, 2.88%, 6/1/13	146,625
1,000,000	General Cable Corp., Senior Notes, 1.00%, 10/15/12	915,000
150,000	MasTec, Inc., Convertible Fixed, 4.00%, 6/15/14	195,375
350,000	Orbital Sciences Corp., Senior Subordinated Notes, 2.44%, 1/15/27	351,750
300,000	Trinity Industries, Inc. Subordinated Notes Convertible, 3.88%, 6/1/36	293,250
100,000	Triumph Group, Inc., Senior Subordinated Notes Convertible, 2.63%, 10/1/26	214,125
		2,853,312

	TECHNOLOGY (2.3%)
1,000,000	Advanced Micro Devices, Inc., Senior Notes Convertible, 5.75%, 8/15/12	1,010,000
350,000	CACI International, Inc., 2.13%, 5/1/14	410,812
350,000	CSG Systems International, Inc., 3.00%, 3/1/17 (2)	327,250
200,000	DST Systems, Inc., Convertible, 4.13%, 8/15/23 (5)	226,500
100,000	EMC Corp., Senior Notes Convertible, 1.75%, 12/1/13	143,500
150,000	Intel Corp., Junior Subordinated Notes, 3.25%, 8/1/39	187,875
200,000	Lam Research Corp., 1.25%, 5/15/18 (2)	187,500
1,500,000	Micron Technology, Inc., Senior Notes, 1.88%, 6/1/14	1,432,500
350,000	ON Semiconductor Corp., Senior Subordinated Notes, 2.63%, 12/15/26	386,313
1,250,000	SanDisk Corp., Senior Notes, 1.00%, 5/15/13	1,217,187

Principal
Amount		Value
$150,000	SanDisk Corp., 1.50%, 8/15/17	$176,625
200,000	Xilinx, Inc., Senior Notes, 2.63%, 6/15/17	254,000
1,000,000	Xilinx, Inc., Subordinated Debentures, 3.13%, 3/15/37	1,135,000
		7,095,062
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES
	(Cost $23,893,326) (7.7%)	23,642,537

U.S. GOVERNMENT AGENCY OBLIGATIONS AND GOVERNMENT SPONSORED OBLIGATIONS (1.1%)
1,000,000	Federal Home Loan Bank, 5.38%, 11/15/17	1,219,133
2,000,000	Federal National Mortgage Association, 2.00%, 9/21/15	2,078,752
39,970	Federal National Mortgage Association, 6.00%, 6/25/16	40,000

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND GOVERNMENT SPONSORED OBLIGATIONS
	(Cost $3,334,524) (1.1%)	3,337,885

	TOTAL INVESTMENT SECURITIES (97.1%)
	(Cost $270,756,713)	297,496,504

REPURCHASE AGREEMENT (3.2%)
9,700,000	With Morgan Stanley, 0.00%, dated 12/30/11, due 01/03/12, delivery value $9,700,000 (collateralized by $9,415,000 U.S. Treasury Notes 2.1250% due 11/30/14, with a value of $9,908,033)	9,700,000

	TOTAL REPURCHASE AGREEMENTS
	(Cost $9,700,000) (3.2%)	$9,700,000

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2011

Principal
Amount	Value
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.3%)	$(969,956)
NET ASSETS (100%)	$306,226,548
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE
($306,226,548 ÷ 37,044,248 shares outstanding)	$8.27

*	Non-income producing.
(1)	Treasury Inflation Protected Security (TIPS).
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(3)	Security currently in default.
(4)	Step Bond - The rate shown is as of December 31, 2011 and will reset at a future date.
(5)	Floating rate note. The interest rate shown reflects the rate as of December 31, 2011.
ADR	American Depositary Receipt.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Assets and Liabilities at December 31, 2011

Assets:
Investment securities, at value (Cost - $270,756,713)	$297,496,504
Repurchase agreement (Cost - $9,700,000)	9,700,000
Cash	200,249
Receivable for securities sold	129,368
Interest and dividends receivable	1,042,411
Receivable for capital shares sold	177,896
Prepaid expenses	7,667
Total Assets	308,754,095

Liabilities:
Payable for securities purchased	1,852,892
Payable for capital shares redeemed	311,564
Accrued expenses:
Advisory fee	167,449
Service and distribution plan fees	50,193
Directors’ fees and expenses	99
Other	145,350
Total Liabilities	2,527,547
Net Assets	$306,226,548

Net assets consist of:
Capital stock, at $1.00 par value (authorized 75,000,000 outstanding 37,044,248 shares)	$37,044,248
Additional paid-in capital	242,367,011
Distributions in excess of net investment income	(5,024)
Accumulated net realized gain on investments and foreign currency	80,396
Net unrealized appreciation of investments and foreign currency translations	26,739,917
Net Assets	$306,226,548
Net Asset Value, Offering and Redemption Price per Outstanding Share ($306,226,548 ÷ 37,044,248 shares outstanding)	$8.27

Statement of Operations for the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding tax of $47,290)	$4,282,807
Interest	3,259,740
Total Income	7,542,547
Expenses:
Advisory fee	2,093,989
Service and distribution plan fees	786,149
Auditing and legal fees	363,480
Transfer agent fees	169,516
Printing and postage	114,332
Custodian fees	62,113
Directors’ fees and expenses	62,113
Insurance	42,339
Registration and filing fees	37,946
Other	53,700
Total Expenses Before Fees Waived and Custody Credits	3,785,677
Less: Service and Distribution Plan
Fees Waived	(157,230)
Less: Custody Credits	(1,170)
Net Expenses	3,627,277
Net Investment Income	3,915,270
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	10,283,391
Change in Net Unrealized Appreciation/(Depreciation)	(16,535,396)
Net Realized Gain and Change in Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Exchange Transactions	(6,252,005)
Net Decrease in Net Assets From Operations	$(2,336,735)

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets for the Years Ended December 31, 2011 and 2010

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010

Operations:
Net investment income	$3,915,270	$4,093,943
Net realized gain on investments and foreign currency	10,283,391	19,895,967
Change in net unrealized appreciation/(depreciation)	(16,535,396)	9,450,080
Net increase/(decrease) in net assets from operations	(2,336,735)	33,439,990

Distributions to Shareholders:
Net investment income	(4,107,239)	(4,236,481)

Capital Share Transactions:
Proceeds from sale of shares	14,807,618	25,321,948
Net assets of shares issued in connection with merger (Note 3)	20,357,744	—
Proceeds from reinvestment of dividends to shareholders	3,551,538	3,711,222
Cost of shares redeemed	(58,741,499)	(65,751,079)
Net decrease in net assets from capital share transactions	(20,024,599)	(36,717,909)
Total Decrease in Net Assets	(26,468,573)	(7,514,400)

Net Assets:
Beginning of year	332,695,121	340,209,521
End of year	$306,226,548	$332,695,121

Distributions in excess of net investment income and undistributed net investment income, respectively, at end of year	$(5,024)	$12,348

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Income and Growth Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities 60 days or less at date of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Value Line Income and Growth Fund, Inc.

December 31, 2011

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$176,462,810	$0	$0	$176,462,810
Preferred Stocks	2,104,900	0	0	2,104,900
Convertible Preferred Stocks	5,339,587	0	0	5,339,587
U.S. Treasury Obligations	0	51,338,407	0	51,338,407
Corporate Bonds & Notes	0	35,270,378	0	35,270,378
Convertible Corporate Bonds & Notes	0	23,642,537	0	23,642,537
U.S. Government Agency Obligations and Government Sponsored
Obligations	0	3,337,885	0	3,337,885
Short-Term Investments	0	9,700,000	0	9,700,000

Total Investments in Securities	$183,907,297	$123,289,207	$0	$307,196,504

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Fund is currently assessing the impact of this guidance on its financial statements.

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

For the year ended December 31, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended December 31, 2011, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

(D) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2008 through December 31, 2011), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income, adjusted for amortization of discount and premium, is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

Value Line Income and Growth Fund, Inc.

December 31, 2011

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

3. Reorganization

On December 16, 2011, the Value Line Income and Growth Fund, Inc. (the “Surviving Fund”) acquired all of the assets and assumed the liabilities of the Value Line Convertible Fund, Inc. (the “Acquired Fund”), in a tax-free exchange for Federal tax purposes, pursuant to a plan of reorganization (the “Reorganization”) approved by the Boards of both Funds and shareholders of record of the Acquired Fund as of the applicable record date. All of the expenses incurred in connection with the Reorganization were paid by both the Acquired and Surviving Funds proportionately based on the funds’ respective net assets. The total Reorganization costs are estimated to be $117,000. The value of shares issued by the Surviving Fund is presented in the Statement of Changes in Net Assets. The following table sets forth the number of shares issued by the Surviving Fund, the net assets and unrealized appreciation or depreciation of the Acquired Fund immediately prior to the Reorganization, and the net assets of the Surviving Fund immediately prior to and after the Reorganization:

		Shares	Net Assets	Net Assets
Date of	Surviving	Issued In	Before	After
Reorganization	Fund	Acquisition	Reorganization	Reorganization
12-16-11	Value Line Income and Growth Fund, Inc.	2,506,916	$282,019,132	$302,376,876

Acquired
			Acquired	Portfolio
Date of	Acquired	Shares	Portfolio	Unrealized
Reorganization	Fund	Outstanding	Net Assets	Depreciation
12-16-11	Value Line Convertible Fund, Inc.	1,856,604	$20,357,744	($782,929)

Assuming the Reorganization had been completed on January 1, 2011, the beginning of the year for the Surviving Fund, the Surviving Fund’s pro forma results of operations for the year ended December 31, 2011 would have been as follows:

Net investment income	$4,176,191
Net loss on investments	$(10,293,235)

Net decrease in net assets from operations	$(6,117,044)

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Surviving Fund’s Statement of Operations since December 16, 2011.

4. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Shares sold	1,721,612	3,207,560
Shares issued in connection with merger	2,506,916	—
Shares issued to shareholders in reinvestment of dividends and distributions	426,620	463,881
Shares redeemed	(6,929,935)	(8,263,402)
Net decrease	(2,274,787)	(4,591,961)
Dividends per share from net investment income	$0.1136	$0.1016

Value Line Income and Growth Fund, Inc.

December 31, 2011

5. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended
December 31, 2011
Purchases:
U.S. Treasury & Government Agency Obligations	$39,142,977
Other Investment Securities	141,082,288
Total Purchases	$180,225,265
Sales:
U.S. Treasury & Government Agency Obligations	$30,672,360
Other Investment Securities	127,343,637
Total Sales	$158,015,997

6. Income Taxes

At December 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$281,134,332
Gross tax unrealized appreciation	$33,562,463
Gross tax unrealized depreciation	($7,500,291)
Net tax unrealized appreciation on investments	26,062,172
Undistributed long-term gain	$1,114,082
Capital loss carryforward, expires December 31, 2018	($110,503)

Capital losses may be limited due to the Reorganization described in Note 3.

During the year ended December 31, 2011, as permitted under federal income tax regulations, the Fund elected to defer $477 of late year ordinary losses and $245,566 of post-October net short term capital losses to the next taxable year and utilized $6,819,305 of capital loss carryforwards.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

Net realized gain (loss) differs from financial statements and tax purposes primarily due to wash sales, convertible preferred stock interest and accruals, contingent payment debt instruments, return of capital and investments in partnerships.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased distributions in excess of net investment income by $174,597, decreased accumulated realized gain by $213,145, and increased additional paid-in-capital by $38,548. Net assets were not affected by this reclassification. These reclassifications were due to differing treatments of return of capital from special dividends, real estate investment trusts, taxable over-distributions, Lehman bonds write-off, foreign currency translation, non-deductible expenses, and tax attributes from the Reorganization for tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. Under the Act, net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital loses are used before pre-enactment net capital losses.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

The tax composition of distributions to shareholders for the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Ordinary income	$4,107,239	$4,236,481

7. Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $2,093,989 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2011. This was computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2011, fees amounting to $786,149, before fee waivers were accrued under the Plan. Effective March 1, 2009 through April 30, 2012, the Distributor contractually agreed to reduce the fee by 0.05% for a one year period. The fee waiver amounted to $157,230 for the year ended December 31, 2011. The Distributor has no right to recoup previously waived amounts.

For the year ended December 31, 2011, the Fund’s expenses were reduced by $1,170 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund. At December 31, 2011, the officers and directors of the Fund as a group owned 2,004 shares, representing less than 1% of the outstanding shares.

8. Other

The Fund has received notice that it has been named in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the “Committee”) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the Fund participated. The complaint alleges no misconduct by the Fund, and management intends to vigorously defend any lawsuit. The value of the proceeds received by the Fund is $490,522 (less than 1% of net assets) and the Fund could incur legal expenses from defending this lawsuit. Management is currently assessing the case and has not yet determined the effect, if any, on the Fund’s net assets and results of operations.

Value Line Income and Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2011	2010		2009	2008	2007
Net asset value, beginning of year	$8.46	$7.75		$6.39	$8.45	$8.57

Income from investment operations:
Net investment income	0.11	0.10		0.10	0.14	0.19
Net gains or (losses) on securities (both realized and unrealized)	(0.19)	0.71		1.36	(1.94)	0.48
Total from investment operations	(0.08)	0.81		1.46	(1.80)	0.67

Less distributions:
Dividends from net investment income	(0.11)	(0.10)		(0.10)	(0.15)	(0.19)
Distributions from net realized gains	—	—		—	(0.03)	(0.60)
Return of capital	—	—		—	(0.08)	—
Total distributions	(0.11)	(0.10)		(0.10)	(0.26)	(0.79)
Net asset value, end of year	$8.27	$8.46		$7.75	$6.39	$8.45

Total return	(0.90)%	10.55%		23.07%	(21.52)%	7.84%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$306,227	$332,695		$340,210	$307,748	$386,249
Ratio of expenses to average net assets(1)	1.20%	1.14	%(3)	1.13%	1.10%	1.05%
Ratio of expenses to average net assets(2)	1.15%	1.05	%(4)	1.09%	1.09%	1.04%
Ratio of net investment income to average net assets	1.25%	1.22%		1.49%	1.87%	2.18%
Portfolio turnover rate	57%	46%		56%	86%	56%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.09% for the year ended December 31, 2008, 1.04% for the year ended December 31, 2007 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.
(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Income and Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Income and Growth Fund, Inc. (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 27, 2012

Value Line Income and Growth Fund, Inc.

Factors Considered By The Board In Approving Continuance Of The Investment Advisory Agreement For Value Line Income And Growth Fund, Inc. (Unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Income and Growth Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meeting that specifically addressed the continuance of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional mixed-asset target allocation moderate funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 8 other retail no-load mixed-asset target allocation moderate funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load mixed-asset target allocation  moderate funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1 For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Fund’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”). In accordance with the 1940 Act, the Agreement had a two-year initial term ending December 2012. Nevertheless, the Board determined to consider the Agreement’s continuance annually and undertook that review in June 2011.

Value Line Income and Growth Fund, Inc.

Annual Report (unaudited)

In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser both before and after its restructuring on December 23, 2010,2 and the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or Value Line Securities, Inc. (the “Distributor”) after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund performed the same as the Performance Universe average but slightly underperformed the Lipper Index for the one-year period ended March 31, 2011. The Board also noted that the Fund’s performance for the three-year, five-year and ten-year periods ended March 31, 2011 was above the performance of the Performance Universe average and the Lipper Index.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objectives and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably (i) the Adviser’s commitment of resources to acquire analytic tools in support of the portfolio management and compliance functions, (ii) actions taken by the Adviser to attract and retain personnel, including improvements to the Adviser’s employee benefit programs and increased merit-based compensation for certain staff members, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe averages, both before and after applicable fee waivers. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was less than that of the Expense Group average and the Expense Universe average both before and after giving effect to fee waivers applicable to certain funds in the Expense Group and Expense Universe. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

2 On December 23, 2010, the Adviser was restructured as a Delaware statutory trust and renamed EULAV Asset Management. It had formerly been organized as a limited liability company named EULAV Asset Management, LLC.

Value Line Income and Growth Fund, Inc.

Annual Report (unaudited)

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.20% of the Fund’s average daily net assets for the one-year period ended April 30, 2011 and that the Distributor and the Board have currently agreed to extend this contractual Rule 12b-1 fee waiver through April 30, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of both the Expense Group average and the Expense Universe average, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising the Fund’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Value Line Income and Growth Fund, Inc.

Annual Report (unaudited)

Economies of Scale. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the first $100 million of the Fund’s average daily net assets are subject to a fee of 0.70% and any additional assets are subject to a fee of 0.65%. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

Value Line Income and Growth Fund, Inc.

Federal Tax Notice (unaudited)

    For corporate taxpayers, 82.03% of the ordinary income distribution paid during the calendar year 2011, qualify for the corporate dividends received deductions.

    During the calendar year 2011, 98% of the ordinary income distribution are treated as qualified dividends.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Income and Growth Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 13 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY12866 YOB: 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line Income and Growth Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Income and Growth Fund, Inc.

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Value Line Income and Growth Fund, Inc.

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Value Line Income and Growth Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

            (a)Audit  Fees 2011 - $70,540

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2011 -$32,606

            (d) All Other Fees – None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

             (e) (2) Not applicable.

             (f) Not applicable.

             (g) Aggregate Non-Audit  Fees 2011 -$2,400

             (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

    (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 6, 2012